October 25, 2013


SECURITIES  EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549

Attn. Document Control



RE	American Depositary
Shares evidenced by
the American
Depositary Receipts of
          Abengoa SA
Form F6 File No
333154501


Ladies and Gentlemen

Pursuant to Rule 424b3 under
the Securities Act of 1933, as
amended, on behalf of The
Bank of New York Mellon, as
Depositary for securities
against which American
Depositary Receipts ADRs are
to be issued, we attach a copy
of the new prospectus
Prospectus reflecting the
change in the Share
Description from Abengoa
SA to Abengoa Class A.
As required by Rule 424e, the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and
to the file number of the
registration statement to which
the Prospectus relates.

Pursuant to Section III B of
the General Instructions to the
Form F6 Registration
Statement, the Prospectus
consists of the ADR certificate
for Abengoa SA.  The
Prospectus has been revised to
reflect the change in the Share
Description
 Abengoa Class A
Please contact me with any
questions or comments at 212
8152221.
Sandra Bruno
Senior Associate
The Bank of New York
Mellon  ADR Division


Encl.
CC Paul Dudek, Esq. Office
of International Corporate
Finance








Depositary Receipts
101 Barclay Street 22nd Floor West, New York, NY 10286